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                          Prudential Stock Index Fund
                        Supplement dated May 1, 1997 to
                       Prospectus dated November 29, 1996

How the Fund is Managed--Manager

    Effective May 1, 1997, Prudential Mutual Fund Management LLC (the Manager) will waive a portion of its management fee to reduce Total Operating Expenses to
 .40 of 1% on an annualized basis. Annual fund operating expenses for the Fund are set forth under 'Fund Expenses' in the Prospectus. The Manager may make further modifications in the future.
MF174C-3 (5/1/97)